UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2020

Trxade Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39199	46-3673928
(Commission File Number)	(I.R.S. Employer Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices zip code)

800-261-0281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously reported in the Current Report on Form 8-K filed by Trxade Group, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission on April 16, 2020, on April 14, 2020, the Board of Directors approved the grant of (a) 5,000 shares of restricted common stock to the Company’s legal counsel; (b) 12,500 shares of restricted common stock to Howard A. Doss, the Company’s Chief Financial Officer (CFO), and (b) 8,987 shares of restricted stock to each of the three independent members of the Board of Directors of the Company (Mr. Donald G. Fell, Dr. Pamela Tenaerts, and Mr. Michael L. Peterson), which vest at the rate of 1/4th of such shares on July 1 and October 1, 2020 and January 1 and April 1, 2021, subject to such persons continuing to provide services to the Company on such dates, subject to the terms of the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Plan”) and the Restricted Stock Grant Agreements entered into to evidence such awards.

Subsequently, the Board of Directors of the Company authorized amendments to the Restricted Stock Grant Agreements evidencing the April 14, 2020 grants of restricted stock to each of the persons named above (including the Company’s CFO)(which were executed by the Company on August 3, 2020), to amend the original grants of such restricted stock shares described above to provide that such restricted stock vests immediately (a) upon the death of an award recipient; (b) upon the Retirement (as defined in the applicable award agreement) of an award recipient; and (c) upon a Change of Control (as defined in the Plan).

A form of the First Amendment to Trxade Group, Inc. 2019 Equity Incentive Plan Restricted Stock Grant Agreement entered into with each of the restricted stock recipients above is attached hereto as Exhibit 10.4 and incorporated into this Item 5.02 in its entirety, by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Trxade Group, Inc. Amended and Restated 2019 Equity Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2020 and incorporated herein by reference)(File No. 000-55128)
10.2	Form of Stock Option Agreement (April 2020 Grants to Employees) April 14, 2020 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020 and incorporated herein by reference)(File No. 000-55128)
10.3	Form of Restricted Stock Grant Agreement (Independent Directors 2020 Award, 2020 CFO Award and 2020 Legal Counsel) April 14, 2020 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020 and incorporated herein by reference)(File No. 000-55128)
10.4*	Form of First Amendment to Trxade Group, Inc. 2019 Equity Incentive Plan Restricted Stock Grant Agreement (April 2020 Grants to Employees; Independent Directors 2020 Award, 2020 CFO Award and 2020 Legal Counsel)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE GROUP, INC.

Date: August 4, 2020	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Trxade Group, Inc. Amended and Restated 2019 Equity Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2020 and incorporated herein by reference)(File No. 000-55128)
10.2	Form of Stock Option Agreement (April 2020 Grants to Employees) April 14, 2020 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020 and incorporated herein by reference)(File No. 000-55128)
10.3	Form of Restricted Stock Grant Agreement (Independent Directors 2020 Award, 2020 CFO Award and 2020 Legal Counsel) April 14, 2020 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020 and incorporated herein by reference)(File No. 000-55128)
10.4*	Form of First Amendment to Trxade Group, Inc. 2019 Equity Incentive Plan Restricted Stock Grant Agreement (April 2020 Grants to Employees; Independent Directors 2020 Award, 2020 CFO Award and 2020 Legal Counsel)

* Filed herewith.